UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2025

___________________________

CLOUDASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-42494	87-0690564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Hamilton Road
Palo Alto, California		94301
(Address of principal executive offices)		(Zip Code)

(650) 644-4160

 Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Class A Common Stock	CSAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02        Results of Operations and Financial Condition.

On November 13, 2025, Cloudastructure, Inc. (the “Company”) issued the press release attached as Exhibit 99.1 to this Current Report.

Item 9.01        Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)       Exhibits

99.1      Press Release dated November 13, 2025.

104       Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

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EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release dated November 13, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2025

CLOUDASTRUCTURE, INC.

By:	/s/ Greg Smitherman
Greg Smitherman
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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